                                                                     Exhibit J

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Series

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Series Inc. (the "Funds"), in these Prospectuses and Statement of Additional Information, of our reports dated December 12, 2001, on the statements of assets and liabilities as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

Portfolios
----------
Smith Barney Growth and Income Fund
Smith Barney International Aggressive Growth Fund
Smith Barney Large Cap Core Fund

                                                        KPMG LLP

New York, New York
February 26, 2002

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Series

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Series (the "Funds"), in these Prospectuses and Statement of Additional Information, of our reports dated December 12, 2001, on the statements of assets and liabilities as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

Portfolios
----------
Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Large Cap Core Portfolio
Smith Barney Growth and Income Portfolio
Smith Barney Government Portfolio

                                                          KPMG LLP

New York, New York
February 26, 2002